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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To BANK ONE CORPORATION:

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 17, 2001 included in BANK ONE CORPORATION's Form 10-K for the year ended December 31, 2000 and to the reference to our Firm under the caption "Interests of Named Experts and Counsel" included in this Form S-8 Registration Statement.


                                  ARTHUR ANDERSEN LLP

Chicago, Illinois,
May 4, 2001